*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.6
CONFIDENTIAL TREATMENT MATERIAL

Elk Creek Resources Corp.

(the “Company”)

386 Broadway, PO Box 506

Tecumseh, Nebraska 68450

December 30, 2014

Victor L. Woltemath and Juanita E. Woltemath (the “Woltemaths”)

62044 720 Rd.

Elk Creek, Nebraska 68348

Re:	Extension of Exploration Lease Agreement and Option to Purchase

Dear Mr. and Mrs. Woltemath:

Reference is made to the Exploration Lease Agreement and Option to Purchase dated March 25, 2010, including each exhibit, schedule and addendum thereto, executed between the Woltemaths (collectively and individually, “you”) and the Company and attached hereto as Exhibit “A” (the “Agreement”). All capitalized terms not otherwise defined in this Extension Agreement shall have the meanings given to such terms in the Agreement. Among its other terms, the Agreement grants the Company the exclusive right to explore and evaluate the Property for a period of sixty (60) months from and after the date of the Agreement (“Exploration Period”) and the exclusive option to purchase the Mineral Interest (the “Option”) for the term of the Agreement (“Option Term”). The Company and you wish to extend both the Exploration Period and Option Term, subject to the Company’s payment to you of those amounts identified below in accordance with paragraphs 1 and 2 below.

Please execute this letter (“Extension Agreement”) in the space provided below, understanding that in doing so you and the Company are agreeing to be bound by the following terms and provisions:

1.     The Exploration Period and the Option Term are hereby extended through 11:59 p.m. (Central) on March 25, 2020 (the “Extended Term”) in consideration of the following payments (“Extension Payments”):

(a)	A single payment by the Company to you in the amount of [**], to be made on or prior to the Effective Date, plus

(b)	An additional single payment by the Company to you in the amount of [**], to be made on January 1, 2015.

(c)	The Extension Payments made by the Company to you shall not be deducted from the purchase price due from the Company to you upon the exercise of the Option to purchase the Mineral Interest, as set forth in the Agreement.

(d)	To avoid any doubt, the parties agree that any reference in the Agreement to the expiration of any of: (i) the Option, (ii) the Agreement, (iii) the term of the Option, (iv) the term of the Agreement or (v) any similar reference shall mean and refer to the expiration of the Extended Term.

2.     Unless the Option is earlier exercised or the Option or Agreement is earlier terminated by the Company, during the Extended Term, the Company will pay to you the amount of $2,500 for each of the Company’s drill holes that begins on the surface at a point that is not on the Property, but which passes under such Property, within 10 business days after the date on which such drill hole begins to pass under the Property.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.     All dollar amounts expressed in this Extension Agreement are to be paid in United States currency. The Extension Payments and any amount due in respect of paragraph 2 above will be considered to have been timely made if personally received by you on or before the due date or if, on or before the due date, the Company sends the required payment to you at the address identified for you by application of paragraph 12 of the Agreement by certified or registered mail, return receipt requested, or by Federal Express or other overnight courier, as evidenced by a receipt for certified or registered mail, or Federal Express or other overnight courier date stamp; provided that the payment set forth in subsection (b) of paragraph 1 will not be made before January 1, 2015.

4.     You are reaffirming that all of the representations and warranties made by you in the Agreement are to the best of your knowledge true, accurate and complete as of the Effective Date (as defined in paragraph 6 below).

5.     At the time we execute this Extension Agreement, you and the Company agree to contemporaneously execute the First Amendment to Memorandum of Exploration Lease Agreement and Option to Purchase (“First Amendment to Memorandum”) substantially in the form of that attached to this Extension Agreement as Exhibit “B” and incorporated into this Extension Agreement by this reference. The First Amendment to Memorandum shall be recorded by the Company at the Company’s expense in the appropriate records of the officials of Pawnee County, Nebraska and Johnson County, Nebraska. If the Agreement expires or is terminated, the Company shall record a release of the First Amendment to Memorandum in the appropriate records of the officials of Pawnee County, Nebraska and Johnson County, Nebraska.

6.     This Extension Agreement becomes effective as of the date of this Extension Agreement first set forth above (“Effective Date”). This Extension Agreement will be binding upon, and will inure to the benefit of and be enforceable by, the parties hereto and their respective permitted assigns, successors, heirs, executors, personal representatives and administrators. No assignment of this Extension Agreement by either party will be permitted except to the extent that the Agreement is assignable by such party and is duly assigned; provided, however, that upon any assignment of the Agreement to any permitted assignee, this Extension Agreement shall be assigned together with the Agreement to such assignee.

7.     This Extension Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any executed signature page of any such counterpart, or any facsimile or electronic PDF copy thereof, may be attached or appended by either party to any other counterpart to complete a fully executed and original Extension Agreement.

8.     All provisions of this Extension Agreement shall be in full force and effect during the Extended Term. Except to the extent expressly modified or amended by application of this Extension Agreement, all covenants, terms and conditions of the Agreement will continue and remain in full force and effect during the Extended Term. In the event of any conflict between any provision of this Extension Agreement and the Agreement, the provisions of this Extension Agreement shall control.

Best regards,

ELK CREEK RESOURCES CORP., the Company

By:	/s/ Scott Honan
Authorized Signatory

Victor L. Woltemath and Juanita E. Woltemath hereby execute this Extension Agreement and approve the terms and conditions set forth herein as of the Effective Date.

/s/ Victor L. Woltemath
Victor L. Woltemath

/s/ Juanita E. Woltemath
Juanita E. Woltemath

Acknowledgments and Exhibits to Follow; Remainder of Page Intentionally Blank

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

STATE OF	Nebraska	)
) ss:
COUNTY OF	Johnson	)

Before me, a Notary public qualified for said County, personally came Victor L. Woltemath, known to me to be the identical person(s) who signed the foregoing instrument and acknowledged the execution thereof to be his voluntary act and deed.

Witness my hand and notarial seal on	12/30/2014

My Commission Expires:	Sept 3, 2016	/s/ Benjamin Beethe
Notary Public

STATE OF	Nebraska	)
) ss:
COUNTY OF	Johnson	)

Before me, a Notary public qualified for said County, personally came Juanita E. Woltemath, known to me to be the identical person(s) who signed the foregoing instrument and acknowledged the execution thereof to be her voluntary act and deed.

Witness my hand and notarial seal on	12/30/2014

My Commission Expires:	Sept 3, 2016	/s/ Benjamin Beethe
Notary Public

STATE OF	Nebraska	)
) ss:
COUNTY OF	Johnson	)

Before me, a Notary public qualified for said County, personally came Scott Honan, known to me to be the Agent of Elk Creek Resources Corp., a Nebraska corporation, the identical person who signed the foregoing instrument and acknowledged the execution thereof to be his voluntary act and deed on behalf of the corporation.

Witness my hand and notarial seal on	12/30/2014

My Commission Expires:	Sept 3, 2016	/s/ Benjamin Beethe
Notary Public

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT “A”

TO

EXTENSION AGREEMENT BETWEEN

VICTOR L. WOLTEMATH AND JUANITA E. WOLTEMATH

AND ELK CREEK RESOURCES CORP.

Exploration Lease Agreement and Option to Purchase

[See attached]

EXPLORATION LEASE AGREEMENT AND OPTION TO PURCHASE

This Exploration Lease Agreement and Option to Purchase (“Agreement”) is made this 25th day of March, 2010, by and between Victor L. Woltemath and Juanita E. Woltemath, husband and wife whose address is 62044 720 Rd., Elk Creek, NE 68348 (“Lessor/Owner”) and Elk Creek Resources Corp., a Nebraska Corporation, whose address is 6003 Old Cheney Road, Lincoln, Nebraska, 68516, (“Lessee/Operator”).

1.           PROPERTY: The property which is the subject of this Agreement (the “Property”) is situated in Pawnee County, Nebraska and Johnson County, Nebraska and is more fully described on Exhibit “A” attached and incorporated herein. The “Mineral Interest” which is the subject of the Option to Purchase is situated in Pawnee County, Nebraska and Johnson County, Nebraska and is more fully described on Exhibit “B” attached and incorporated herein. “Mineral Interest” is defined herein to include minerals of any kind whatsoever lying in and under the Property and cobalt and all other base and precious metals and all economic minerals, metals or substances.

2.           EXPLORATION RIGHTS AND OPERATIONS: In consideration of a one-time payment of [**] per acre, the receipt and sufficiency of which is hereby acknowledged, Lessor/Owner hereby grants to Lessee/Operator the exclusive right to explore and evaluate the Property for a period of sixty (60) months from and after the date hereof.

(a)	Lessee/Operator shall conduct its operations on the Property in a good and environmentally responsible manner and shall comply with all applicable laws and regulations of any governmental entity having jurisdiction over such operations including, but not limited to, laws and regulations pertaining to exploration and mining operations, mine safety and health, environmental protection and reclamation.

(b)	Lessee/Operator shall have the right, for exploration and evaluation purposes, to build roadways on the Property. In the event that roadways are constructed on the Property, they shall not be rocked, graveled or surfaced without the consent of the Lessor/Owner.

(c)	Lessee/Operator shall have the right to drill, develop, appropriate and devote to its own use water wells that are necessary for its operations on the Property. This right may only be established with Lessor/Owner’s consent on a case by case determination. Lessor/Owner retains the ability to refuse the right for Lessee/Operator to drill, develop, appropriate and devote to its own use water wells that are necessary for its operations on the Property, only if it is objectively unreasonable. If Lessor/Owner agrees to allow Lessee/Operator to drill, develop, appropriate and devote its use of water, all water development conducted and all water rights acquired, shall be done in accordance with Nebraska law. In the event such development should occur, at the conclusion of this “Agreement” all water rights will revert to Lessor/Owner. The Lessee/Operator agrees to conduct its operations in a manner that protects Lessor/Owner’s fresh ground water from contamination. In the unlikely event that Lessee/Operator’s operations cause fresh ground water contamination to the surface water and/or subsurface water, the Lessee/Operator shall be liable and responsible unto Lessor/Owner and Lessor/Owner’s tenant(s) for all damages suffered. It is understood and agreed that “Mineral Interest” is in no way to be construed as any interest in fresh ground water or water rights.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	Lessee/Operator shall pay for labor and materials supplied to it on the Property and shall keep the Property free and clear from all liens and encumbrances related to such labor and materials.

(e)	If Lessee/Operator does not exercise its Option to Purchase, all water wells and power lines located on the Property shall become the property of Lessor/Owner upon the termination of this Agreement, provided, however, that Lessee/Operator may remove all buildings, structures, fixtures, machinery and equipment from the Property within twelve (12) months after said termination. All such buildings, structures, fixtures, machinery and equipment not removed within said twelve (12) months period shall become the property of Lessor/Owner. If Lessor/Owner does not elect to accept such buildings, structures, fixtures, machinery and equipment, then they shall be removed at Lessee/Operator’s cost.

(f)	When the exploratory drill site activity is completed, the Lessee/Operator shall promptly cap any drill holes and restore the surface to the original condition as nearly as practicable so that the site may be cultivated. The drill holes shall be capped at least sixty (60) inches below the surface so as to not interfere with any farming cultivation or operations.

(g)	If Lessee/Operator does not exercise its Option to Purchase, then upon the termination of this Agreement, Lessee/Operator shall provide Lessor/Owner with copies of all non-interpretative information generated during the term of this Agreement concerning the Property, which may be in Lessee/Operator’s possession or control. Lessee/Operator makes no representation or warranty of any kind as to the accuracy or completeness of such information, and Lessee/Operator shall have no liability or responsibility for the accuracy or completeness of such information.

(h)	Lessee/Operator may remove such mineral samples, cuttings, cores or materials as are necessary or desirable for a complete evaluation of the Property. Lessee/Operator shall not, however, commence commercial mineral production or sell any mineral product from the Property unless the Option to Purchase has been exercised by the Lessee/Operator and the total purchase price of [**] per acre has been paid by Lessee/Operator to Lessor/Owner.

(i)	Lessee/Operator agrees to pay to Lessor/Owner the sum of Five Thousand Dollars ($5,000.00) for each drill hole to be constructed on the Property which sum shall be paid prior to the undertaking of any construction activities of the drill hole. A drill hole shall be established as a hole in which mineralization has been reached being approximately four hundred feet to five hundred feet (400’-500’) in depth.

(j)	The Lessee/Operator must comply with all applicable local, state and federal, laws, rules and regulations concerning exploration or mining activities on the Property, including requirements for posting of bonds or sureties in connection with these activities. The Lessee/Operator agrees to indemnify and hold the Lessor/Owner harmless with respect to any and all costs, claims, liabilities and expenses arising out of the Lessee/Operator’s activities on the Property.

(k)	It is understood and agreed by the parties that if the surface acres of the Property covered by this Agreement are presently entered in the Conservation Reserve Program, (“Program”), the Property in the Program must be kept in an approved grass cover for the duration of the Program. The Lessee/Operator will indemnify and hold harmless the Lessor/Owner, or his agents, from any costs or penalties as a result of the Property not being in compliance with the Program, including but not limited to cost-shares, annual payments, interest, liquidated damages, withheld payments, penalties or any repayments to the USDA. The Lessee/Operator further agrees that it will pay all costs of restoring the Property to compliance with the Program promptly; and that in the event that any program payments are withheld, any penalties are assessed, or any repayments to the USDA are required, they will reimburse the Lessor/Owner for these withheld payments, penalties or repayments to the USDA. Prior to Lessee/Operator’s operations, the Lessee/Operator will notify the County Soil Conservation Service Office and FSA office of the exploration activity. Permission from FSA will be obtained before exploration operations are started.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Should there be any exploratory drilling, roadways established, structures erected, production, storage facilities or any other use or damage caused to the Property enrolled in the Program, any repayments of cost-shares, annual payments, interest and liquidated damages, will be promptly reimbursed to the Lessor/Owner by the Lessee/Operator.

3.           DAMAGES: Drilling shall be conducted in such a manner as to cause the minimum amount of detrimental interference with the agricultural operations on the Property. Lessee/Operator shall promptly either repair or restore or reimburse the Lessor/Owner the reasonable value for any damage to the surface of the Property and any improvements thereon, including any cost of Property restoration and crop or livestock damage caused by such drilling or access road construction.

(a)	Lessee/Operator is aware that grazing livestock may be located on the Property. In the event that such livestock is located on the Property, Lessee/Operator shall act in a responsible manner around said livestock. Lessee/Operator shall be liable for any injury to the animal(s) and/or person(s) caused by the Lessee/Operator’s negligence.

(b)	If the Lessor/Owner retains ownership of the surface of the Property the Lessee/Operator and/or its assigns shall pay for damages caused by its operations on the Property. Lessee/Operator shall be liable and responsible unto Lessor/Owner and Lessor/Owner’s tenant(s) for all damages caused by Lessee/Operator’s use, occupancy, possession and enjoyment of the Property, including, but not limited to, water contamination (surface and subsurface), and/or damages to growing crops, land, pasture grass, or livestock. Lessee/Operator shall indemnify and hold Lessor/Owner harmless as to any claims, damages, actions or causes of action related to any environmental damage or contamination caused or contributed to by Lessee/Operator subsequent to the commencement of this Agreement.

(c)	No drill hole shall be drilled nearer than one hundred fifty feet (150’) from an existing house, barn, or other building on the Property without the prior consent of Lessor/Owner. Lessee/Operator shall consult with Lessor/Owner in regard to the route of ingress and egress on the Property for the purposes of testing, drilling, and developing the Property.

(d)	Lessee/Operator shall not build or place structures on the surface of the Property except those ordinarily associated with drilling operations without the prior consent of Lessor/Owner. Any of Lessee/Operator’s buildings or fixtures that are necessary, will be present during mining operations and would occupy any portion of Lessor/Owner’s surface estate of the Property, shall be limited to reasonable uses such as ventilation shafts and monitoring devices. Lessee/Operator shall pay fair market value for any portion of the Lessor/Owner’s surface estate that is used for said buildings or fixtures.

(e)	In the course of developing a mine for mining operations and/or production, the Lessee/Operator will require a main entrance to the mine, a shaft entrance or decline and a surface staging and/or storing area. In no way does this Agreement give the Lessee/Operator the right to the use, occupancy, possession or enjoyment of the Lessor/Owner’s surface estate of the Property for said purposes.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.           INDEMNIFICATION: Lessee/Operator hereby unconditionally and irrevocably indemnifies and agrees to reimburse, defend, exonerate, pay and hold harmless Lessor/Owner from and against any and all Environmental Damages arising from the presence of Hazardous Materials in, upon, about or beneath the Property or migrating to or from the Property, or arising in any manner whatsoever out of the violation of any Environmental requirements pertaining to the Property and activities thereon. This obligation shall include but not be limited to, the burden and expense of defending all claims, suits and administrative proceedings or investigations or any directives of any governmental or quasi-governmental agency, department, commission, board, bureau or instrumentality even if such claims suits or proceedings are groundless, false or fraudulent and conducting all negotiations of any description and paying and discharging, when and as the same become due, any and all judgments, penalties or other sums due against Lessor/Owner.

(a)	Environmental damages means all claims, judgments, damages, losses, penalties, fines, liabilities, encumbrances, liens, costs and expenses, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation, attorneys’ fees and disbursements and consultants’ fees, which are incurred at anytime as a result of the existence of any Hazardous Materials in, upon, about or beneath the Property or migrating to or from the Property, or the existence of a violation of Environmental Requirements pertaining to the Property, as a result of the acts or omissions of Lessee/Operator or any parties related to Lessee/Operator, including, without limitation:

(i)	Claims, judgments, damages, losses, penalties, fines, liabilities, encumbrances, liens, costs and expenses of any investigation or defense of any claim, suit or administrative proceeding or investigation or any directive of any governmental or quasi-governmental agency, department, commission, board, bureau or instrumentality, whether or not such is ultimately defeated, and any settlement or judgment;

(ii)	Damages for personal injury, or injury to property or natural resources occurring in, upon, about or off the Property, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest and penalties;

(iii)	Diminution in the value of the Property, and damages for the loss of or restriction on the use of or adverse impact on the marketing of the Property or any portion thereof;

(iv)	Fees incurred for the services of attorneys, consultants, engineers, contractors, experts, laboratories and all other costs incurred in connection with the investigation, clean up or remediation of Hazardous materials or any violation of Environmental Requirements including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remediation, removal, abatement, containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision, or reasonably necessary to make full economic use of the Property or any other property or otherwise expended in connection with such conditions; and

(b)	Environmental requirements means all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, guidelines, concessions, franchises and similar items (whether now or existing or hereafter enacted or promulgated), of all governmental or quasi-governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states, municipalities and political subdivisions of any of them and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment, including without limitation:

(i)	All requirements, including, but not limited to, those pertaining to reporting, licensing, permitting, investigation, remediation and removal of emissions, discharges, releases or threatened releases of Hazardous Materials, chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature into the air, surface water, groundwater or land or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	Hazardous Materials means any substance, the presence of which requires notification, investigation or remediation under any Environmental requirement; or

(i)	Which is or becomes defined as hazardous, toxic, noxious, waste, substance, material, pollutant or contaminant or requires remediation under any present or future Environmental Requirement or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C Section 9601 et seq.), Resource Conservation and Recovery Act (42 U.S.C. Section 690l et seq.), Federal Clean Air Act (42 U.S.C. Section 740l et seq.), Federal Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), Federal Clean Water Act of 1977 (33 U.S.C. Section 1251 et seq.), Federal Insecticide, Fungicide, and Rodenticide Act, Federal Pesticide Act of 1978 (7 U.S.C. Section 136 et seq.), Federal Toxic Substances Control Act (15 U.S.C. Section 260l et seq.), Federal Safe Drinking Water Act (42 U.S.C. Section 300(f) et seq.), and all regulations issued pursuant thereto and any so-called “Superfimd” or “Superlien” law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at anytime hereafter in effect; or

(ii)	Which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous or is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, any state of the United States, or municipality or any political subdivision of any of them; or

(iii)	The presence of which on the Property causes or threatens to cause a nuisance upon the Property or to adjacent properties or poses or threatens to pose a hazard to the Property or to the health or safety of Persons on or about the Property; or

(iv)	Which contains asbestos, gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds or polychlorinated biphenyls or urea formaldehyde foam insulation.

5.	TITLE:

(a)	Lessor/Owner warrants to Lessee/Operator, its successors and assigns, the quiet and peaceable exclusive possession to explore and evaluate the Property for all “Mineral Interest”, and will defend the title thereto against all persons whomsoever.

(b)	In the event Lessor/Owner owns an interest in the Property which is less than the entire undivided “Mineral Interest” or leasehold Mineral Interest, then all payments provided for herein shall be reduced and shall be paid to Lessor/Owner only in the proportion that Lessor/Owner’s interest bears to the whole and undivided “Mineral Interest” or leasehold Mineral Interest, and Lessor/Owner shall only be entitled to retain such proportion of any monies previously paid as said interest of Lessor/Owner bears to the whole and undivided “Mineral Interest” or leasehold Mineral Interest.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	Lessee/Operator is aware of a lien in favor of First National Bank on the Property.

6.	OPTION TO PURCHASE:

(a)	Lessor/Owner grants to Lessee/Operator the exclusive Option to Purchase the “Mineral Interest”, more fully described on Exhibit “B” attached and incorporated herein, during the term of this Agreement for a total purchase price of [**] per acre. Any Option to Purchase exercised by the Lessee/Operator herein shall be in a minimum of forty (40) acre blocks, in square form when possible, subject to the shape and form of the Property. Lessee/Operator shall be allowed to Option to Purchase in less than forty (40) acre blocks. ONLY if the Option to Purchase is exercised by the Lessee/Operator to purchase the Lessor/Owner’s “Mineral Interest” in its entirety, regardless of shape, form or contiguity. To exercise this Agreement, Lessee/Operator must give six (6) months written notice to Lessor/Owner of its intent to exercise the Option to Purchase. Lessee/Operator shall work with Lessor/Owner in order to facilitate a § 1031 exchange should Lessor/Owner elect to do so.

(b)	One-half (1/2) of the purchase price, being [**] per acre shall be paid by Lessee/Operator to Lessor/Owner on the closing of the exercise of the Option to Purchase. The remaining one-half (1/2) of the purchase price, being [**] per acre, shall be paid by Lessee/Operator to Lessor/Owner within three (3) years of closing of the exercise of the Option to Purchase, said three (3) years to be measured from the date of the first check or first wired payment. If Lessor/Owner does not receive the second payment within three (3) years of the closing of the exercise of the Option to Purchase, then the “Mineral Interest” shall revert to the Lessor/Owner. Before and/or after closing, Lessee/Operator will have the right to apply for all permits and governmental authorizations required or necessary to commence mining activities. Lessee/Operator shall not, however, commence commercial mineral production or sell any mineral product from the Property unless the Option to Purchase has been exercised by the Lessee/Operator and the total purchase price of [**] per acre has been paid by Lessee/Operator to Lessor/Owner.

(c)	As to the “Mineral Interest”, Lessor/Owner shall furnish a commitment for title insurance in an amount agreeable to the parties, evidencing that Lessor/Owner has good and merchantable title to the “Mineral Interest”. As to the leasehold Mineral Interest, Lessee/Operator will examine title and notify Lessor/Owner if, in the opinion of Lessee/Operator’s counsel, title is defective so as to substantially impair mining, or such title is contested or questioned by any person, entity or governmental agency so as to substantially impair mining. In that event, Lessee/Operator and Lessor/Owner shall take such actions as are reasonably necessary to perfect, defend, or protect title to the leasehold Mineral Interest, then Lessee/Operator may elect either to (1) close only on the “Mineral Interest” at a reduced pro rata price to be agreed upon between parties, or (2) terminate this Agreement.

(d)	Conveyance of the “Mineral Interest” shall be at closing by a good and sufficient Mineral Deed containing warranty of title. The Mineral Deed containing warranty of title shall be executed upon payment of the total purchase price of [**] per acre from Lessee/Operator to Lessor/Owner. Conveyance of the leasehold Mineral Interest shall be by an assignment containing a warranty that Lessor/Owner shall have done nothing to impair the title to the leasehold Mineral Interest.

(e)	Real estate taxes, leasehold costs and expenses associated with the “Mineral Interest” shall be pro-rated to the date that Lessee/Operator pays to Lessor/Owner the first One-half (1/2) of the purchase price, being [**]per acre. After said date, Lessee/Operator shall be responsible for and shall pay all real estate taxes, leasehold costs and expenses associated with the “Mineral Interest”.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)	Upon closing and conveyance of the “Mineral Interest”, Lessee/Operator will have full right of ingress and egress on the Property at all times for the purpose of mining, drilling, exploring, operating, and developing the Property for extracting minerals of any kind whatsoever and handling, transporting and marketing the same from the Property, including without limitation any strips or tracts owned or claimed by Lessor/Owner or to which the Lessor/Owner has rights comprising underlying easements, roads, or road right-of-ways within, or adjacent to the Property.

(g)	Lessor/Owner shall retain their right to subjacent and lateral support. Nothing in this Agreement shall be construed as a waiver of these rights and Lessee/Operator must practice its mining activities in such a manner to protect the integrity of both the subjacent and lateral support.

(h)	DAMAGES: Drilling shall be conducted in such a manner as to cause the minimum amount of detrimental interference with the agricultural operations on the Property. Lessee/Operator shall promptly either repair or restore or reimburse the Lessor/Owner the reasonable value for any damage to the surface of the Property and any improvements thereon, including any cost of Property restoration and crop or livestock damage caused by such drilling or access road construction.

(1)	Lessee/Operator is aware that grazing livestock may be located on the Property. In the event that such livestock is located on the Property, Lessee/Operator shall act in a responsible manner around said livestock. Lessee/Operator shall be liable for any injury to the animal(s) and/or person(s) caused by the Lessee/Operator’s negligence.

(2)	If the Lessor/Owner retains ownership of the surface of the Property the Lessee/Operator and/or its assigns shall pay for damages caused by its operations on the Property. Lessee/Operator shall be liable and responsible unto Lessor/Owner and Lessor/Owner’s tenant(s) for all damages caused by Lessee/Operator’s use, occupancy, possession and enjoyment of the Property, including, but not limited to, water contamination (surface and subsurface), and/or damages to growing crops, land, pasture grass, or livestock. Lessee/Operator shall indemnify and hold Lessor/Owner harmless as to any claims, damages, actions or causes of action related to any environmental damage or contamination caused or contributed to by Lessee/Operator subsequent to the commencement of this Agreement.

(3)	No drill hole shall be drilled nearer than one hundred fifty feet (150’) from an existing house, barn, or other building on the Property without the prior consent of Lessor/Owner. Lessee/Operator shall consult with Lessor/Owner in regard to the route of ingress and egress on the Property for the purposes of testing, drilling, and developing the Property.

(4)	Lessee/Operator shall not build or place structures on the surface of the Property except those ordinarily associated with drilling operations without the prior consent of Lessor/Owner. Any of Lessee/Operator’s buildings or fixtures that are necessary, will be present during mining operations and would occupy any portion of Lessor/Owner’s surface estate of the Property, shall be limited to reasonable uses such as ventilation shafts and monitoring devices. Lessee/Operator shall pay fair market value for any portion of the Lessor/Owner’s surface estate that is used for said buildings or fixtures.

(5)	In the course of developing a mine for mining operations and/or production, the Lessee/Operator will require a main entrance to the mine, a shaft entrance or decline and a surface staging and/or storing area. In no way does this Agreement give the Lessee/Operator the right to the use, occupancy, possession or enjoyment of the Lessor/Owner’s surface estate of the Property for said purposes.

10

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.           RESERVATION OF NET SMELTER RETURN: If Lessee/Operator exercises its Option to Purchase and the “Mineral Interest” is conveyed and assigned to it, Lessor/Owner reserves a two percent (2%) Net Smelter Return. “Net Smelter Return” shall mean the net proceeds received by Lessee/Operator from a mill, refinery, smelter or other purchaser of production from the “Mineral Interest”, after deductions for the following: all mill, refinery, or smelter charges; transportation and insurance costs for the handling and shipping of the shipped product; gross production, severance and similar taxes inuring on or measured by, production or sales; and penalties, assaying, and sampling charges.

8.	PAYMENT OF NET SMELTER RETURN:

(a)	Lessee/Operator shall pay the Net Smelter Return to Lessor/Owner by making interim settlements thereof within sixty (60) days after the end of each calendar quarter, with a final adjustment for the full production year to be made within sixty (60) days after the end of each calendar year. All statements rendered and amounts paid by Lessee/Operator for any year shall conclusively be presumed to be correct and accepted by Lessor/Owner as rendered, unless within four (4) months following delivery of such statements or amount, Lessor/Owner shall have given Lessee/Operator written notice by certified mail, return receipt requested, of its objection to such statement or amount.

(b)	Lessee/Operator shall prepare, keep and maintain complete and accurate books, accounts, records and logs of all exploration, development, mining and milling operations conducted or performed on the Properly or in connection with its operations conducted thereon, and shall make available to Lessor/Owner, its agents, representatives and/or designees, at all reasonable times, said books, accounts, records and logs as the same may relate to Lessee/Operator’s said operations on the Property. Should Lessor/Owner desire to take its own samples to confirm grades, it may do so at its own cost and expense.

9.           CONFIDENTIALITY: Lessee/Operator and Lessor/Owner shall maintain between themselves the confidentiality of information pertaining to the mineral resources and reserves in the Property, and pertaining to production revenues. The parties will consult with each other prior to the release of any such information to persons not parties to this Agreement or to agencies that may seek access to such information. Confidentiality shall cease upon the termination of this Agreement.

10.	ASSISTANCE AND ASSIGNMENT OF PERMITS BY LESSOR/OWNER:

(a)	Upon request by Lessee/Operator, Lessor/Owner shall utilize its best efforts to assist Lessee/Operator in obtaining any water rights and any permits or governmental authorizations, including, but not limited to, exploration, mining, environmental and operating permits, which may be required or necessary for or in conjunction with the operations and activities of Lessee/Operator pursuant to this Agreement. Lessor/Owner retains the ability to refuse to provide such assistance, only if such assistance is objectively unreasonable. Lessee/Operator shall reimburse Lessor/Owner for any costs and/or expenses incurred while providing such assistance.

(b)	In addition, Lessor/Owner shall assign to Lessee/Operator all exploration permits and authorizations applicable to the Property, or shall allow Lessee/Operator to operate under said exploration permits or authorizations as its agent.

11.         NEUTRAL CONSTRUCTION: This Agreement and the wording contained herein accords with the negotiations of the parties. Accordingly, no provision hereof shall be construed against one party or in favor of another party merely by reason of draftsmanship.

12.         NOTICES: All notices and other communications hereunder shall be in writing and shall be deemed given if mailed (by certified mail, return receipt requested), delivered personally, telecopied (which is confirmed) or sent by an overnight courier service such as UPS to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

11

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

If to Lessee/Operator: 6003 Old Cheney Road, Lincoln, NE 68516

If to Lessor/Owner: 62044 720 Rd., Elk Creek, NE 68348

Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

13.         ASSIGNMENT: Lessee/Operator or Lessor/Owner may assign this Agreement and any of its rights, interests, or obligations hereunder, in whole or in part. Notice of such assignment shall be given to opposing party, either Lessor/Owner or Lessee/Operator.

14.         GOVERNING LAW: This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska without giving effect to the principles of conflicts of law thereof.

15.         ORGANIZATION; AUTHORIZATION; AND VALIDITY OF AGREEMENT: Lessee/Operator represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Nebraska. The parties have full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance by the parties of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by any necessary Boards of Directors, and no other corporate action on the part of any party is necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. No vote of, or consent by, the holders of any class or series of voting securities issued by either party is necessary to authorize the execution and delivery by either party of this Agreement or the consummation by them of the transactions contemplated hereby.

16.         FORCE MAJEURE: The obligations of Lessee/Operator shall be suspended to the extent and for the period that performance is prevented by any cause, whether foreseeable or unforeseeable, beyond its reasonable control, including, without limitation: acts of God; acts of war or conditions arising out of or attributable to war, whether declared or undeclared; riot, civil strife, insurrection or rebellions; fire; explosion; earthquake; storm, flood, sink holes, drought or other adverse weather condition. After the force majeure event ceases to exist, Lessee/Operator shall resume performance as soon as reasonably possible.

17.         SEVERABILITY: Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, in any situation, in any jurisdiction, shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court or authority making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases or to replace any invalid, void or unenforceable terms or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

18.	CURE OF DEFAULT AND SURRENDER:

(a)	In the event either party fails to comply with any substantial and material provision of this Agreement, the non-defaulting party shall give the party in default written notice setting forth the nature of such non-compliance. After receipt of such notice, the party in default shall have not less than thirty (30) days to cure such non-compliance or undertake in good faith all efforts to affect such cure. In the event that non-compliance is not cured by the breaching parry, the non-breaching party shall retain the right to bring action for specific performance, damages and shall have the right to bring action which may result in the termination of this Agreement.

12

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	In the event that Lessee/Operator does not exercise its Option to Purchase, or in the event Lessee/Operator elects to terminate this Agreement prior to the expiration of the option period, Lessee/Operator shall surrender possession of the Property to Lessor/Owner and shall execute and deliver to Lessor/Owner a recordable written release of this Agreement, and Lessee/Operator shall thereafter have no further liability hereunder.

19.         ENTIRE AGREEMENT AND AMENDMENT: This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement may only be amended, modified or supplemented by a written instrument signed by all the parties expressly stating that such instrument is intended to amend, modify or supplement this Agreement.

20.         BINDING EFFECT: This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, executors, administers, personal representatives, successors and assigns.

21.         COUNTERPARTS: This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall be considered one and the same document.

22.         RECORDING: The parties agree that a Memorandum of Agreement evidencing this Agreement may be recorded in the office of the Register of Deeds in Pawnee County, Nebraska and Johnson County, Nebraska.

“LESSOR/OWNER”

BY:	/s/ Victor L. Woltemath	BY:	/s/ Juanita E. Woltemath
	Victor L. Woltemath		Juanita E. Woltemath

“LESSEE/OPERATOR”

ELK CREEK RESOURCES CORP.,

a Nebraska Corporation

BY:	/s/ Daniel L. Mershon
Daniel L. Mershon, Agent
13

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

STATE OF	Nebraska	)
) ss:
COUNTY OF	Pawnee	)

Before me, a Notary Public qualified for said County, personally came Victor L. Woltemath, husband, known to me to be the identical person(s) who signed the foregoing instrument and acknowledged the execution thereof to be his voluntary act and deed.

Witness my hand and notarial seal on	4-1-10

My Commission Expires:	9-30-13	/s/ Elizabeth D. Ferebee
Notary Public

STATE OF	Nebraska	)
) ss:
COUNTY OF	Pawnee	)

Before me, a Notary Public qualified for said County, personally came Juanita E. Woltemath, wife, known to me to be the identical person(s) who signed the foregoing instrument and acknowledged the execution thereof to be her voluntary act and deed.

Witness my hand and notarial seal on	4-1-10

My Commission Expires:	9-30-13	/s/ Elizabeth D. Ferebee
Notary Public

STATE OF	Nebraska	)
) ss:
COUNTY OF	Pawnee	)

Before me, a Notary Public qualified for said County, personally came Daniel L. Mershon, known to me to be the Agent of Elk Creek Resources Corp., a Nebraska Corporation, the identical person who signed the foregoing instrument and acknowledged the execution thereof to be his voluntary act and deed on behalf of the corporation.

Witness my hand and notarial seal on	3-31-10

My Commission Expires:	9-30-13	/s/ Elizabeth D. Ferebee
Notary Public

14

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT “A”

PROPERTY

(Legal Description)

Pawnee County, Nebraska:

Township 3 North, Range 11 East, 6th P.M.

Section 4: NE/4 and E/2NW/4

EXCEPT a tract of land Commencing at the Southeast corner of the Northeast Quarter (NE/4), Section 4, Township 3, Range 11, running thence North 88 rods, thence West 20 rods, thence South 88 rods, thence East 20 rods to the place of beginning, containing in all 11.0 acres. Said tract deeded to St. Peter’s Evangelical Lutheran Church of Pawnee County, Nebraska at Book 2, Page 350;Book 19, Page 414; and Book 27, Page 242;

AND

EXCEPT the South Half of the Southeast Quarter of the Northwest Quarter (S/2SE/4NW/4) and the West one and eighty seven hundreths, (1 87/100) acres of the South Half of the Southwest Quarter of the Northeast Quarter (S/2SW/4NE/4), all in Section Four (4), Township Three (3), Range 11 East, containing in all twenty one and 87/100 acres;

AND

EXCEPT Highway deeded to State of Nebraska more particualry described in Book 51, Page 169 (containing 1.360 acres).

Johnson County, Nebraska:

Township 4 North, Range 11 East, 6th P.M.

Section 32: NE/4SE/4

AND

South 54 acres of the S/2 of the NW/4 of Section 33, and the N/2 of the SW/4 of Section 33, and the SE/4 of the SW/4 of Section 33, all in Township 4 North, Range 11 East of the 6th Principal Meridian in Johnson County, Nebraska.

AND

The tract of land bounded and described as follows: Commencing at the SW corner of the SE/4 of Section 33, running thence north 15 1/2 rods, thence East to the middle of the channel of Elk Creek, thence down the middle of the channel of Elk Creek, to the intersection thereof of the South line of said Section, thence West on the Section line to the point of beginning, containing 5 acres, all in Township 4, Range 11, East of the 6th P.M., Johnson County, Nebraska,

and including any strips or tracts owned or claimed by Owner underlying easements, roads, or road right-of-ways within, or adjacent to said lands;

Containing 425.52 acres more or less.

15

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT “B”

MINERAL INTEREST

(Legal Description)

All their interest in MINERALS of any kind whatsoever lying in and under

Pawnee County, Nebraska:

Township 3 North, Range 11 East, 6th P.M.

Section 4: NE/4 and E/2NW/4

EXCEPT a tract of land Commencing at the Southeast corner of the Northeast Quarter (NE/4), Section 4, Township 3, Range 11, running thence North 88 rods, thence West 20 rods, thence South 88 rods, thence East 20 rods to the place of beginning, containing in all 11.0 acres. Said tract deeded to St. Peter’s Evangelical Lutheran Church of Pawnee County, Nebraska at Book 2, Page 350;Book 19, Page 414; and Book 27, Page 242;

AND

EXCEPT the South Half of the Southeast Quarter of the Northwest Quarter (S/2SE/4NW/4) and the West one and eighty seven hundreths, (1 87/100) acres of the South Half of the Southwest Quarter of the Northeast Quarter (S/2SW/4NE/4), all in Section Four (4), Township Three (3), Range 11 East, containing in all twenty one and 87/100 acres;

AND

EXCEPT Highway deeded to State of Nebraska more particualry described in Book 51, Page 169 (containing 1.360 acres).

Johnson County, Nebraska:

Township 4 North, Range 11 East, 6th P.M.

Section 32: NE/4SE/4

AND

South 54 acres of the S/2 of the NW/4 of Section 33, and the N/2 of the SW/4 of Section 33, and the SE/4 of the SW/4 of Section 33, all in Township 4 North, Range 11 East of the 6th Principal Meridian in Johnson County, Nebraska.

AND

The tract of land bounded and described as follows: Commencing at the SW corner of the SE/4 of Section 33, running thence north 15 1/2 rods, thence East to the middle of the channel of Elk Creek, thence down the middle of the channel of Elk Creek, to the intersection thereof of the South line of said Section, thence West on the Section line to the point of beginning, containing 5 acres, all in Township 4, Range 11, East of the 6th P.M., Johnson County, Nebraska.

and including any strips or tracts owned or claimed by Owner underlying easements, roads, or road right-of-ways within, or adjacent to said lands, with the right of ingress and egress at all times for the purpose of mining, drilling, exploring, operating, and developing said lands for minerals of any kind whatsoever and handling, transporting and marketing the same there from.

16

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

It is the intent of the Grantor to convey all their interest in minerals of any kind whatsoever lying in and under the above-described lands that may be underlying any easements, roads, or road right-of-ways within, or adjacent to said lands, whether correctly described or not.

Containing 425.52 acres more or less.

MEMORANDUM OF EXPLORATION LEASE AGREEMENT

AND OPTION TO PURCHASE

This MEMORANDUM OF EXPLORATION LEASE AGREEMENT AND OPTION TO PURCHASE (‘‘Memorandum”) is made as of March 25, 2010, between Victor L. Woltemath and Juanita E. Woltemath, husband and wife, (“Lessor/Owner”) and Elk Creek Resources Corp., a Nebraska Corporation (“Lessee/Operator”).

RECITALS

A.	Pursuant to an EXPLORATION LEASE AGREEMENT AND OPTION TO PURCHASE dated as of this same date and entered into by and between Lessor/Owner and Lessee/Operator (the “Agreement”), Lessor/Owner has granted Lessee/Operator the right to explore and develop the “Property” which is legally described on “Exhibit A” and an Option to Purchase all of the “Mineral Interest” which is legally described on “Exhibit B” attached hereto and incorporated herein by this reference (the “Mineral Interest”), pursuant to the terms of the Agreement.

B.	Pursuant to the payment to be made to Lessor/Owner under Paragraph 2 of the Agreement, Lessee/Operator has the Option to Purchase the “Mineral Interest” during the Option Term.

C.	The Option Term shall be sixty (60) months from the date of this Memorandum, unless sooner terminated as provided in the Agreement.

D.	In the event of any inconsistency between this Memorandum and the Agreement, the Agreement shall control. This Memorandum and the Agreement shall bind and inure to the benefit of the parties and their respective heirs, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed or caused their authorized representatives for and on their respective behalf to execute this Memorandum as of the date first written above.

“LESSOR/OWNER”

BY:	/s/ Victor L. Woltemath	BY:	/s/ Juanita E. Woltemath
	Victor L. Woltemath		Juanita E. Woltemath

“LESSEE/OPERATOR”

ELK CREEK RESOURCES CORP.,

a Nebraska Corporation

BY:	/s/ Daniel L. Mershon
Daniel L. Mershon, Agent
17

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

STATE OF	Nebraska	)
) ss:
COUNTY OF	Pawnee	)

Before me, a Notary public qualified for said County, personally came Victor L. Woltemath, husband, known to me to be the identical person(s) who signed the foregoing instrument and acknowledged the execution thereof to be his voluntary act and deed.

Witness my hand and notarial seal on	4-1-10

My Commission Expires:	9-30-13	/s/ Elizabeth D. Ferebee
Notary Public

STATE OF	Nebraska	)
) ss:
COUNTY OF	Pawnee	)

Before me, a Notary public qualified for said County, personally came Juanita E. Woltemath, wife, known to me to be the identical person(s) who signed the foregoing instrument and acknowledged the execution thereof to be her voluntary act and deed.

Witness my hand and notarial seal on	4-1-10

My Commission Expires:	9-30-13	/s/ Elizabeth D. Ferebee
Notary Public

STATE OF	Nebraska	)
) ss:
COUNTY OF	Pawnee	)

Before me, a Notary public qualified for said County, personally came Daniel L. Mershon, known to me to be the Agent of Elk Creek Resources Corp., a Nebraska corporation, the identical person who signed the foregoing instrument and acknowledged the execution thereof to be his voluntary act and deed on behalf of the corporation.

Witness my hand and notarial seal on	3-31-10

My Commission Expires:	9-30-13	/s/ Elizabeth D. Ferebee
Notary Public

18

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT “A”

PROPERTY

(Legal Description)

Pawnee County, Nebraska:

Township 3 North, Range 11 East, 6th P.M.

Section 4: NE/4 and E/2NW/4

EXCEPT a tract of land Commencing at die Southeast corner of the Northeast Quarter (NE/4), Section 4, Township 3, Range 11, running thence North 88 rods, thence West 20 rods, thence South 88 rods, thence East 20 rods to the place of beginning, containing in all 11.0 acres. Said tract deeded to St. Peter’s Evangelical Lutheran Church of Pawnee County, Nebraska at Book 2, Page 350;Book 19, Page 414; and Book 27, Page 242;

AND

EXCEPT the South Half of the Southeast Quarter of the Northwest Quarter (S/2SE/4NW/4) and the West one and eighty seven hundreths, (1 87/100) acres of the South Half of the Southwest Quarter of the Northeast Quarter (S/2SW/4NE/4), all in Section Four (4), Township Three (3), Range 11 East, containing in all twenty one and 87/100 acres;

AND

EXCEPT Highway deeded to State of Nebraska more particualry described in Book 51, Page 169 (containing 1.360 acres).

Johnson County, Nebraska:

Township 4 North, Range 11 East, 6th P.M.

Section 32: NE/4SE/4

AND

South 54 acres of the S/2 of the NW/4 of Section 33, and the N/2 of the SW/4 of Section 33, and the SE/4 of the SW/4 of Section 33, all in Township 4 North, Range 11 East of the 6th Principal Meridian in Johnson County, Nebraska.

AND

The tract of land bounded and described as follows: Commencing at the SW corner of the SE/4 of Section 33, running thence north 15 1/2 rods, thence East to the middle of the channel of Elk Creek, thence down the middle of the channel of Elk Creek, to the intersection thereof of the South line of said Section, thence West on the Section line to the point of beginning, containing 5 acres, all in Township 4, Range 11, East of the 6th P.M., Johnson County, Nebraska.

and including any strips or tracts owned or claimed by Owner underlying easements, roads, or road right-of-ways within, or adjacent to said lands;

Containing 425.52 acres more or less.

19

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT “B”

MINERAL INTEREST

(Legal Description)

All their interest in MINERALS of any kind whatsoever lying in and under

Pawnee County, Nebraska:

Township 3 North, Range II East, 6th P.M.

Section 4: NE/4 and E/2NW/4

EXCEPT a tract of land Commencing at the Southeast corner of the Northeast Quarter (NE/4), Section 4, Township 3, Range 11, running thence North 88 rods, thence West 20 rods, thence South 88 rods, thence East 20 rods to the place of beginning, containing in all 11.0 acres. Said tract deeded to St. Peter’s Evangelical Lutheran Church of Pawnee County, Nebraska at Book 2, Page 350;Book 19, Page 414; and Book 27, Page 242;

AND

EXCEPT the South Half of the Southeast Quarter of the Northwest Quarter (S/2SE/4NW/4) and the West one and eighty seven hundreths, (1 87/100) acres of the South Half of the Southwest Quarter of the Northeast Quarter (S/2SW/4NE/4), all in Section Four (4), Township Three (3), Range 11 East, containing in all twenty one and 87/100 acres;

AND

EXCEPT Highway deeded to State of Nebraska more particualry described in Book 51, Page 169 (containing 1.360 acres).

Johnson County, Nebraska:

Township 4 North, Range 11 East, 6th P.M.

Section 32: NE/4SE/4

AND

South 54 acres of the S/2 of the NW/4 of Section 33, and the N/2 of the SW/4 of Section 33, and the SE/4 of the SW/4 of Section 33, all in Township 4 North, Range 11 East of the 6th Principal Meridian in Johnson County, Nebraska.

AND

The tract of land bounded and described as follows: Commencing at the SW corner of the SE/4 of Section 33, running thence north 15 1/2 rods, thence East to the middle of the channel of Elk Creek, thence down the middle of the channel of Elk Creek, to the intersection thereof of the South line of said Section, thence West on the Section line to the point of beginning, containing 5 acres, all in Township 4, Range 11, East of the 6th P.M., Johnson County, Nebraska.

and including any strips or tracts owned or claimed by Owner underlying easements, roads, or road right-of-ways within, or adjacent to said lands, with the right of ingress and egress at all times for the purpose of mining, drilling, exploring, operating, and developing said lands for minerals of any kind whatsoever and handling, transporting and marketing the same there from.

20

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

It is the intent of the Grantor to convey all their interest in minerals of any kind whatsoever lying in and under the above-described lands that may be underlying any easements, roads, or road right-of- ways within, or adjacent to said lands, whether correctly described or not.

Containing 425.52 acres more or less.

21

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT “B”

TO

EXTENSION AGREEMENT BETWEEN

VICTOR L. WOLTEMATH AND JUANITA E. WOLTEMATH

AND ELK CREEK RESOURCES CORP.

First Amendment to Memorandum of Exploration Lease Agreement and Option to Purchase

[See attached]

______________________________ [Space Above This Line For Recording Data] _______________________________

After Recording Return to:

Elk Creek Resources Corp.

Attn: Scott Honan

7000 South Yosemite Street, Suite 115

Centennial, Colorado 80112

FIRST AMENDMENT TO

MEMORANDUM OF OPTION AGREEMENT

This FIRST AMENDMENT TO MEMORANDUM OF EXPLORATION LEASE AGREEMENT AND OPTION TO PURCHASE (“Amended Memorandum’’) is made as of December 30, 2014, between Victor L. Woltemath and Juanita E. Woltemath (collectively, “Owner”) and Elk Creek Resources Corp., a Nebraska corporation (“Optionee”). All capitalized terms used but not defined in this Amended Memorandum shall have the meanings set forth for such terms in the Agreement (as defined below).

A.        Pursuant to an Exploration Lease Agreement and Option to Purchase dated as of March 25, 2010 and entered into by and between Owner and Optionee (the “Agreement”), among other provisions, Owner granted to Optionee the exclusive right to explore and evaluate the Property described on Exhibit “A” attached to this Amended Memorandum for a period of sixty (60) months from and after the date of the Agreement (“Exploration Period”) and the exclusive option to purchase the Mineral Interest described on Exhibit “B” attached to this Amended Memorandum for the term of the Agreement (“Option Term”), subject to the terms and conditions set forth in the Agreement.

B.        Pursuant to the terms of the Agreement and in furtherance thereof, Owner and Optionee executed a Memorandum of Exploration Lease Agreement and Option to Purchase dated as of March 25, 2010 and recorded on December 28, 2010, in Miscellaneous Book 45, Page 539, in the Books and Records of the Johnson County Register of Deeds and on January 28, 2011, in Miscellaneous Book 33, Page 439, also known as Instrument No. 11-00103 in the Books and Records of the Pawnee County Register of Deeds (“Memorandum”).

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C.        Pursuant to the terms of an Extension Agreement dated December 30, 2014 (“Extension Agreement”), among other agreements contained in the Extension Agreement, including the payment of additional consideration, the sufficiency of which is hereby acknowledged by Owner, Owner and Optionee agreed to extend both the Exploration Period and the Option Term through March 25, 2020.

D.        Accordingly, pursuant to the Extension Agreement and in furtherance thereof, Owner and Optionee executed this Amended Memorandum and have caused the same to be recorded in the Books and Records of the Johnson County Register of Deeds and the Books and Records of the Pawnee County Register of Deeds.

E.        The Agreement and the Extension Agreement restrict Owner’s rights in respect of the Property and the Mineral Interest.

F.        In the event of any inconsistency between the Memorandum and this Amended Memorandum, this Amended Memorandum shall control. In the event there is any inconsistency between the provisions of the Agreement or the Extension Agreement with the Memorandum or the Amended Memorandum, the applicable provisions of the Agreement or the Extension Agreement shall control.

G.        This Amended Memorandum and the Agreement and the Extension Agreement shall bind and inure to the benefit of the parties and their respective heirs, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed or caused their authorized representatives for and on their respective behalf to execute this Amended Memorandum as of the date first written above.

ELK CREEK RESOURCES CORP.

By:
Authorized Signatory

Victor L. Woltemath

Juanita E. Woltemath

Acknowledgements and Exhibits Follow

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

STATE OF	)
) ss:
COUNTY OF	)

Before me, a Notary public qualified for said County, personally came Victor L. Woltemath, known to me to be the identical person(s) who signed the foregoing instrument and acknowledged the execution thereof to be his voluntary act and deed.

Witness my hand and notarial seal on

My Commission

Expires:
Notary Public

STATE OF	)
) ss:
COUNTY OF	)

Before me, a Notary public qualified for said County, personally came Juanita E. Woltemath, known to me to be the identical person(s) who signed the foregoing Instrument and acknowledged the execution thereof to be her voluntary act and deed.

Witness my hand and notarial seal on

My Commission

Expires:
Notary Public

STATE OF	)
) ss:
COUNTY OF	)

Before me, a Notary public qualified for said County, personally came Scott Honan, known to me to be the Agent of Elk Creek Resources Corp., a Nebraska corporation, the identical person who signed the foregoing instrument and acknowledged the execution thereof to be his voluntary act and deed on behalf of the corporation.

Witness my hand and notarial seal on

My Commission

Expires:
Notary Public
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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

DESCRIPTION OF PROPERTY

EXHIBIT “A”

PROPERTY

(Legal Description)

Pawnee County, Nebraska:

Township 3 North, Range 11 East, 6th P.M.

Section 4: NE/4 and E/2NW/4

EXCEPT a tract of land Commencing at the Southeast corner of the Northeast Quarter (NE/4), Section 4, Township 3, Range 11, running thence North 88 rods, thence West 20 rods, thence South 88 rods, thence East 20 rods to the place of beginning, containing in all 11.0 acres. Said tract deeded to St. Peter’s Evangelical Lutheran Church of Pawnee County, Nebraska at Book 2, Page 350; Book 19, Page 414; and Book 27, Page 242;

AND

EXCEPT the South Half of the Southeast Quarter of the Northwest Quarter (S/2SE/4NW/4) and the West one and eighty seven hundreths, (1 87/100) acres of the South Half of the Southwest Quarter of the Northeast Quarter (S/2S W/4NE/4), all in Section Four (4), Township Three (3), Range 11 East, containing in all twenty one and 87/100 acres;

AND

EXCEPT Highway deeded to State of Nebraska more particualry described in Book 51, Page 169 (containing 5.360 acres).

Johnson County, Nebraska:

Township 4 North, Range 11 East, 6th P.M.

Section 32: NE/4SE/4

AND

South 54 acres of the S/2 of the NW/4 of Section 33, and the N/2 of the SW/4 of Section 33, and the SE/4 of the SW/4 of Section 33, all in Township 4 North, Range 11 East of the 6th Principal Meridian in Johnson County, Nebraska.

AND

The tract of land bounded and described as follows: Commencing at the SW corner of the SE/4 of Section 33, running thence north 15 1/2 rods, thence East to the middle of the channel of Elk Creek, thence down the middle of the channel of Elk Creek, to the intersection thereof of the South line of said Section, thence West on the Section line to the point of beginning, containing 5 acres, all in Township 4, Range 11, East of the 6th P.M., Johnson County, Nebraska.

and including any strips or tracts owned or Claimed by Owner underlying easements, roads, or road right-of-ways within, or adjacent to said lands;

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Containing 425.52 acres more or less.

EXHIBIT B

DESCRIPTION OF MINERAL INTEREST

EXHIBIT “B”

MINERAL INTEREST

(Legal Description)

All their interest in MINERALS of any kind whatsoever lying in and under

Pawnee County, Nebraska:

Township 3 North, Range 11 East, 6th P.M.

Section 4: NE/4 and E/2NW/4

EXCEPT a tract of land Commencing at the Southeast corner of the Northeast Quarter (NE/4), Section 4, Township 3, Range 11, running thence North 88 rods, thence West 20 rods, thence South 88 rods, thence East 20 rods to the place of beginning, containing in all 11.0 acres. Said tract deeded to St. Peter’s Evangelical Lutheran Church of Pawnee County, Nebraska at Book 2, Page 350; Book 19, Page 414; and Book 27, Page 242;

AND

EXCEPT the South Half of the Southeast Quarter of the Northwest Quarter (S/2SE/4NW/4) and the West one and eighty seven hundreths, (I 87/100) acres of the South Half of the Southwest Quarter of the Northeast Quarter (S/2SW/4NE/4), all in Section Four (4), Township Three (3), Range 11 East, containing in all twenty one and 87/100 acres;

AND

EXCEPT Highway deeded to State of Nebraska more particualry described in Book 51, Page 169 (containing 1.360 acres).

Johnson County, Nebraska:

Township 4 North, Range 11 East, 6th P.M.

Section 32: NE/4SE/4

AND

South 54 acres of the S/2 of the NW/4 of Section 33, and the N/2 of the SW/4 of Section 33, and the SE/4 of the SW/4 of Section 33, all in Township 4 North, Range 11 East of the 6th Principal Meridian in Johnson County, Nebraska.

AND

The tract of land bounded and described as follows: Commencing at the SW corner of the SE/4 of Section 33, running thence north 15 1/2 rods, thence East to the middle of the channel of Elk Creek, thence down the middle of the channel of Elk Creek, to the intersection thereof of the South line of said Section, thence West on the Section line to the point of beginning, containing 5 acres, all in Township 4, Range 11, East of the 6th P.M., Johnson County, Nebraska.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

and including any strips or tracts owned or claimed by Owner underlying easements, roads, or road right-of-ways within, or adjacent to said lands, with the right of ingress and egress at all times for the purpose of mining, drilling, exploring, operating, and developing said lands for minerals of any kind whatsoever and handling, transporting and marketing the same there from.

It is the intent of the Grantor to convey all their interest in minerals of any kind whatsoever lying in and under the above-described lands that may be underlying any easements, roads, or road right-of-ways within, or adjacent to said lands, whether correctly described or not.

Containing 425.52 acres more or less.

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